EATON VANCE GLOBAL SMALL-CAP EQUITY FUND

(formerly Eaton Vance Tax-Managed Global Small-Cap Fund)
Supplement to Prospectus dated March 1, 2018

The following replaces “Management.” under “Management and Organization”:

Management. The Fund’s investment adviser is Boston Management and Research (“BMR”), an indirect subsidiary of Eaton Vance Corp. (“EVC”). Eaton Vance Management (“Eaton Vance”) is a wholly-owned subsidiary of EVC. Eaton Vance and BMR have offices at Two International Place, Boston, MA 02110. Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance and its affiliates currently manage over $440 billion on behalf of mutual funds, institutional clients and individuals. Information about advisory fees and portfolio managers is set forth below.

Pursuant to a sub-advisory agreement, BMR has delegated a portion of the investment management of the Fund to Eaton Vance Advisers International Ltd. (“EVAIL”), a registered investment adviser. Prior to November 1, 2017, Eaton Vance Management (International) Limited (“EVMI”) served as sub-adviser to the Fund. EVAIL is located at 125 Old Broad Street, London, United Kingdom, EC2N 1AR. BMR pays EVAIL a portion of the advisory fee for sub-advisory services provided to the Fund.

Eaton Vance serves as the administrator of the Fund, providing the Fund with administrative services and related office facilities. In return, the Fund is authorized to pay Eaton Vance an annual fee of 0.15% of average daily net assets. For the fiscal year ended October 31, 2017, the Fund paid Eaton Vance administration fees of 0.15% of average daily net assets.

Under its investment advisory agreement with the Fund, BMR receives a monthly advisory fee as follows:

Average Daily Net Assets for the Month	Annual Fee Rate (for each level)
Up to $500 million	0.750%
$500 million but less than $1 billion	0.725%
$1 billion but less than $2.5 billion	0.700%
$2.5 billion but less than $5 billion	0.680%
$5 billion and over	0.665%

For the fiscal year ended October 31, 2017, the effective annual rate of investment advisory fee paid to BMR, based on average daily net assets of the Fund was 0.75%.

The Fund is managed by Aidan M. Farrell, Michael D. McLean and J. Griffith Noble. Mr. Farrell has served as a portfolio manager of the Fund and Tax-Managed Global Small-Cap Portfolio (the Portfolio the Fund previously invested in) (the “Portfolio”) since August 2015 and Messrs. McLean and Noble have served as portfolio managers of the Fund and the Portfolio since November 2017 and they all manage other Eaton Vance portfolios. Prior to joining EVAIL as a Vice President in November 2017, Mr. Farrell held identical positions at EVMI. Prior to joining EVMI as a Vice President in June 2015, Mr. Farrell was Managing Director at Goldman Sachs Asset Management where he also served as a portfolio manager (2008-2015). Messrs. McLean and Noble have been employed by Eaton Vance for more than five years and are Vice Presidents of Eaton Vance and BMR.

The Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of Fund shares with respect to which that portfolio manager has management responsibilities.

The Fund’s semiannual shareholder report covering the fiscal period ended April 30 will provide information regarding the basis for the Trustees’ approval of the Fund’s investment advisory agreement and investment sub-advisory agreement, if applicable.

Eaton Vance provides sub-transfer agency and related services to Eaton Vance mutual funds pursuant to a Sub-Transfer Agency Support Services Agreement. For its services under the agreement, Eaton Vance receives an aggregate fee from such funds equal to its actual expenses incurred in performing such services.

June 19, 2018	29523 6.19.18

 EATON VANCE GLOBAL SMALL-CAP EQUITY FUND

(formerly Eaton Vance Tax-Managed Global Small-Cap Fund)
Supplement to Statement of Additional Information dated March 1, 2018

The following replaces the second paragraph under “Investment Advisory Services.” in “Investment Advisory and Administrative Services”:

For a description of the compensation that the Fund pays the investment adviser under its investment advisory agreement, see the Prospectus. The investment advisory fees paid by the Tax-Managed Global Small-Cap Portfolio, the Portfolio in which the Fund invested all of its assets prior to January 19, 2018 (the “Portfolio”), are identical to those reflected in the Prospectus. The following table sets forth the net assets of the Portfolio at October 31, 2017 and the advisory fees for the three fiscal years ended October 31, 2017.

June 19, 2018	6.19.18